DIAMOND HILL FUNDS

Diamond Hill Small Cap Fund
Diamond Hill Small-Mid Cap Fund
Diamond Hill Mid Cap Fund
Diamond Hill Large Cap Fund
Diamond Hill All Cap Select Fund
Diamond Hill Long-Short Fund
Diamond Hill Research Opportunities Fund
Diamond Hill Financial Long-Short Fund
Diamond Hill Global Fund
Diamond Hill Short Duration Total Return Fund
Diamond Hill Core Bond Fund
Diamond Hill Corporate Credit Fund
Diamond Hill High Yield Fund

Supplement dated April 17, 2019
to the Summary Prospectus, Prospectus and Statement of Additional Information dated
February 28, 2019, as amended

Effective April 17, 2019, the Diamond Hill Small Cap Fund will re-open to new investors.

Accordingly, effective April 17, 2019, references to the closure of the Small Cap Fund on pages 1, 3 and 55 of the Prospectus are removed.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.